Investments accounted for using the equity method	12 Months Ended
Dec. 31, 2024
Investments accounted for using the equity method
Investments accounted for using the equity method

Note 6. Investments accounted for using the equity method

On September 26, 2023, pursuant to the terms of the Catalys Option Agreement, the Company exercised its option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023.

As of October 11, 2023, the acquisition date, the fair value of this option amounts to $3.6 million (€3.4 million), corresponding to the estimated fair value of the ordinary shares acquired when exercising the option. The fair value of the ordinary shares has been estimated based on a backsolve option pricing model taking into account the preferred shares market value issued by Hepalys on September 29, 2023. The parameters of the option pricing model are a volatility of 68%, a risk-free rate of 2%, and a maturity of 8 years.

Concurrently, on September 29, 2023, Hepalys’s shareholders agreed to a capital increase of $13 million, in which the Company did not take part, resulting in a dilution of the Company’s ownership down to 15%.

On January 15, 2024, Hepalys’s shareholders approved a capital increase €1.6 million by issuing new shares to a new investor, NVCC. Inventiva opted not to participate in this capital increase. Consequently, the Company’s ownership in Hepalys was diluted to 15%. As of December 31, 2024, the Company holds 15% of Hepalys’s shares.

The Company analyzed its ownership of Hepalys and concluded that, as of December 31, 2024, it has a significant influence but not control or joint control of Hepalys. The significant influence is reflected through the ownership of percentage of interests held, the percentage of potential voting rights owned by the Company including the right of the Company under the Catalys Shareholders Agreement to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation that was exercisable as at December 31, 2024, as well as the active participation in the business of Hepalys in the framework of the Hepalys License Agreement.

The investment in Hepalys is accounted for using the equity method of accounting as of December 31, 2024.

The tables below provide the summarized statement of financial position of Hepalys. The disclosed information reflects the amounts presented in the financial statements of Hepalys and not the Company’s share of those amounts. They have been amended to reflect adjustments made by the Company when using the equity method, in this case fair value adjustments. The tables below provide also the reconciliation between the Hepalys statement of financial position and the carrying amount in the Company consolidated statement of financial position.

	December 31,	December 31,
(in thousands of euros)	2024	2023
Intangible assets	16,984	20,278
Total non-current assets	16,984	20,278
Other current assets	81	44
Cash and cash equivalents	1,785	1,082
Total current assets	1,866	1,126
Deferred assets	2	41
Total assets	18,851	21,444

Capital stock	552	640
Capital reserve	21,489	22,655
Capital surplus-others	816	—
earnings brought forward	(1,089)	(178)
Net loss for the period	(3,277)	(1,111)
Treasury Shares	0	(812)
Shareholders’ equity	18,490	21,194
Total non-current liabilities	0	0
Trade payables	353	237
Other current liabilities	8	13
Total current liabilities	361	250
Total equity and liabilities	18,851	21,444

Opening net assets	21,122	22,645
Loss for the period	(3,277)	(879)
Other comprehensive income	(920)	247
Capital variations	1,566	(819)
Closing net assets	18,490	21,194

Group’s share in %	15%	15%
(in thousands of euros)
Group’s share	2,707	3,267
Elimination of unrealized profit on downstream sales	(1,604)	(1,881)
Goodwill	37	38
Carrying amount	1,139	1,425